                 AMENDMENT NO. 6 TO REDUCING REVOLVING LOAN AGREEMENT


          This Amendment No. 6 to Reducing Revolving Loan Agreement (this "Amendment") dated as of November 30, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994, among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as MR Realty ("MRR"),
MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent.

          The Loan Agreement referred to above has been amended by an Amendment No. 1 thereto dated as of April 6, 1995, pursuant to which GNLV, CORP., a Nevada corporation, became a party to the Loan Agreement as an additional Borrower, as well as by Amendments No. 2 through 5 thereto dated August 30, 1995, August 30, 1995, September 5, 1995 and October 16, 1995. References herein to the Loan Agreement mean the Loan Agreement, as so amended. Other capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrowers and the Administrative Co-Agent, acting with the consent of the Requisite Banks in accordance with Section 11.2 of the Loan Agreement, hereby amend the Loan Agreement as follows:

          1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Loan Agreement is amended to delete the definitions of "Project Commencement Date" and "Project Key Date."

          2. AMENDMENT TO SECTION 6.13. Section 6.13 of the Loan Agreement is amended to read in full as follows:

               "6.13  INTEREST CHARGE COVERAGE.  Permit Interest Charge Coverage
     (a) as of the last day of any Fiscal Quarter ending during the period from the Closing Date through the last day of the second full Fiscal Quarter after the Dunes Project or Other Gaming Project opens for business, to be less than 2.25 to 1.00, or (b) as of the last day of any subsequent Fiscal Quarter, to be less than 3.00 to 1.00."

          3. AMENDMENT TO SECTION 6.14. Section 6.14 of the Loan Agreement is amended to read in full as follows:

               "6.14 LEVERAGE RATIO. Permit the Leverage Ratio, as of the last day of any Fiscal Quarter described below, to be greater than the ratio set forth opposite that Fiscal Quarter:

          FISCAL QUARTER ENDING              RATIO

          Closing Date through
          March 31, 1997                     3.00 to 1.00

          June 30, 1997                      3.25 to 1.00

          September 30, 1997 through
          March 31, 1998                     3.50 to 1.00

          June 30, 1998                      3.25 to 1.00

          Thereafter                         3.00 to 1.00"

          4. AMENDMENT TO SECTION 6.15. Section 6.15(a) of the Loan Agreement is amended to read in full as follows:

          "(a) Capital Expenditures not in excess of $1,300,000,000 to develop and construct the Dunes Project;"

           5. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Co-Agent of the following:

                a. Counterparts of this Amendment executed by all parties hereto;

                b. Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                c. Written consents to the execution, delivery and performance hereof from Banks constituting the Requisite Banks.

           6. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.


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           7.  CONFIRMATION.  In all other respects, the terms of the Loan
Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrowers and the Administrative Co-Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                         MIRAGE RESORTS, INCORPORATED


                         By: /s/ Daniel R. Lee
                             ---------------------------------
                                      Daniel R. Lee
                                 Chief Financial Officer

                         THE MIRAGE CASINO-HOTEL


                         By: /s/ Daniel R. Lee
                             ----------------------------------
                                    Daniel R. Lee
                                  Assistant Treasurer


                         TREASURE ISLAND CORP.


                         By: /s/ Daniel R. Lee
                             ----------------------------------
                                    Daniel R. Lee
                                      Treasurer


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

                         BELLAGIO (formerly, MR Realty)


                         By: /s/ Daniel R. Lee
                             ----------------------------------
                                    Daniel R. Lee
                                 Assistant Treasurer


                         MH, INC.


                         By: /s/ Daniel R. Lee
                             ---------------------------------
                                   Daniel R. Lee
                                     Treasurer


                         GNLV, CORP.


                         By: /s/ Daniel R. Lee
                             ---------------------------------
                                   Daniel R. Lee
                                     Treasurer

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Co-Agent


                         By: /s/ Peggy A. Fujimoto
                             ----------------------------------
                             Peggy A. Fujimoto, Vice President


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